UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2026 (May 4, 2026)

OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code
(860) 674-3000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange
0.318% Notes due 2026	OTIS/26	New York Stock Exchange
2.875% Notes due 2027	OTIS/27	New York Stock Exchange
0.934% Notes due 2031	OTIS/31	New York Stock Exchange

Section 8 – Other Events

Item 8.01.	Other Events.

On May 7, 2026, Otis Worldwide Corporation (the “Company”) issued $700,000,000 aggregate principal amount of its 4.488% Notes due 2029 (the “Otis Notes”).

The Otis Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-293482) (the “Registration Statement”) filed on February 13, 2026.  On May 4, 2026, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a Prospectus Supplement, dated May 4, 2026 (the “Otis Prospectus Supplement”), containing the final terms of the Otis Notes pursuant to Rule 424(b)(2) of the Act.

In connection with the offer and sale of the Otis Notes, the Company entered into an Underwriting Agreement, dated May 4, 2026 (the “Otis Underwriting Agreement”), with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters named in Schedule A thereto.  A copy of the Otis Underwriting Agreement has been filed as exhibit 1.1 to this Current Report and is incorporated herein by reference.  The Otis Notes were issued under the Indenture, dated as of February 27, 2020 (the “Otis Base Indenture”), as supplemented by the Supplemental Indenture No. 6, dated as of May 7, 2026 (the “Otis Supplemental Indenture” and, the Otis Base Indenture as supplemented by the Otis Supplemental Indenture, the “Otis Indenture”), in each case between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.  The Otis Base Indenture, the Otis Supplemental Indenture and a form of the Otis Notes have been filed as exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The net proceeds to the Company from the sale of the Otis Notes, after the underwriting discount and offering expenses, are estimated to be approximately $695.2 million. The Company intends to use the net proceeds from this offering to fund the repayment at maturity of its 0.318% Notes due December 15, 2026, of which €600 million (approximately $695 million) principal amount was outstanding as of March 31, 2026. The Company intends to use the remainder of the proceeds to fund the repayment of certain of its commercial paper borrowings and for other general corporate purposes.

The Otis Notes will bear interest at the rate of 4.488% per annum and mature on May 7, 2029.  Interest on the Otis Notes will be payable on May 7 and November 7 of each year, beginning on November 7, 2026.

At any time, and from time to time, prior to April 7, 2029, the Company may redeem the Otis Notes, in whole or in part, at a redemption price equal to the principal amount of the Otis Notes being redeemed plus an applicable “make-whole” premium, plus accrued and unpaid interest on the principal amount of the Otis Notes being redeemed to, but excluding, the relevant redemption date.  At any time on or after April 7, 2029, the Company may redeem the Otis Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Otis Notes being redeemed, plus accrued and unpaid interest, if any, on the principal amount of the Otis Note being redeemed to, but excluding, the relevant redemption date.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Otis Base Indenture) unless the Company has exercised its right to redeem the Otis Notes by giving irrevocable notice on or prior to the 30th day after the Change of Control Triggering Event in accordance with the Otis Indenture, each holder of the Otis Notes will have the right to require the Company to purchase all or a portion of such holder’s Otis Notes pursuant to an offer as described in the Otis Prospectus Supplement at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but excluding, the Change of Control Payment Date (as defined in the Otis Base Indenture).

The Otis Notes are unsecured, unsubordinated obligations of the Company and rank equally in right of payment with all of the Company’s existing and future unsecured, unsubordinated indebtedness.  The Otis Notes were issued in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

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The Otis Indenture imposes restrictions on the Company and certain of its subsidiaries, including certain restrictions customary for financings of this type that, among other things, limit the ability to incur additional liens, to make certain fundamental changes and to enter into sale and leaseback transactions.  In addition, the Otis Indenture contains events of default customary for financings of this type.

For further information about the terms and conditions of the Otis Underwriting Agreement, the Otis Indenture and the Otis Notes, please refer to the Otis Prospectus Supplement.  The descriptions of the Otis Underwriting Agreement, the Otis Indenture and the Otis Notes herein and in the Otis Prospectus Supplement are summaries and are qualified in their entirety by the terms of the Otis Underwriting Agreement, the Otis Indenture and the Otis Notes, respectively.

This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Act.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
1.1
Underwriting Agreement, dated as of May 4, 2026, among Otis Worldwide Corporation, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the other underwriters named in Schedule A thereto.

4.1
Indenture, dated as of February 27, 2020, among Otis Worldwide Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to Exhibit 4.1 to the Company’s Amendment No. 1 to Registration Statement on Form 10 (Commission file number 001-39221) filed with the SEC on March 11, 2020.

4.2	Supplemental Indenture No. 6, dated as of May 7, 2026, between Otis Worldwide Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Form of 4.488% Otis Note due 2029 (included in Exhibit 4.2 hereto).
5.1	Opinion Letter of Wachtell, Lipton, Rosen & Katz, dated May 7, 2026, with respect to the Otis Notes.
5.4	Consent of Wachtell, Lipton, Rosen & Katz, dated May 7, 2026 (included in Exhibit 5.1 hereto), with respect to the Otis Notes.
104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: May 7, 2026	By:	/s/ Cristina Méndez
Cristina Méndez
Executive Vice President & Chief Financial Officer

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